                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                  AMENDMENT TO
                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  September 27, 1996
                                                        ------------------

                        FRONTIER NATURAL GAS CORPORATION
                        --------------------------------
            (Exact name of registrant as specified in its character)

                                   Oklahoma
                                   --------
                 (State or other jurisdiction of incorporation)


       0-22782                                          73-1421000
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


      One Allen Center, 500 Dallas Street, Suite 2920, Houston, TX  77002
      -------------------------------------------------------------------
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713)-739-7100)
                                                           ---------------

ITEM 7.  Financial Statements and Exhibits

(a)  Pro Forma Financial Information (Unaudited)

     The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1996, and the unaudited pro forma condensed consolidated statements of income for the six month period then ended and the year ended December 31, 1996 give effect to the sale of nineteen of the Company's producing oil and gas properties in Major County, Oklahoma. The adjustments related to the unaudited pro forma condensed consolidated balance sheet assume the transaction was consummated at June 30, 1996, while the adjustments to the unaudited pro forma condensed consolidated income statements assume the transaction was consummated at the beginning of the periods presented. The final sale occurred on September 27, 1996.

     The pro forma information is based on the historical financial statements of the Registrant. The pro forma adjustments required are to eliminate the net assets, record the payment of related debt, and to reflect the effect of the reduced oil and gas production on income and the related expenses.

     These unaudited pro forma statements are not necessarily indicative of the results that actually would have occurred if the sales had been in effect as of and for the periods presented or what may be achieved in the future.


                       FRONTIER NATURAL GAS CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)


                                                     PRO FORMA        PRO FORMA
                                    HISTORICAL      ADJUSTMENTS     CONSOLIDATED
                                    ----------      -----------     ------------
ASSETS:
  Cash and cash equivalents           $   421,364      $                 $  421,364
  Accounts receivable                     545,918                           545,918
  Prepaid expenses and other              153,111                           153,111
  Receivable from affiliates              243,895                           243,895
                                      -----------     -----------        ----------
        Total Current Assets            1,364,288              -0-        1,364,288

PROPERTY AND EQUIPMENT, NET             8,239,849      (3,543,210) (A)    4,696,639

OTHER ASSETS                              720,448        (293,000) (E)      427,448
                                      -----------     -----------        ----------
        TOTAL ASSETS                  $10,324,585     ($3,836,210)       $6,488,375
                                      ===========     ===========        ==========
LIABILITIES:
  Accounts payable                    $   722,607      $                 $  722,607
  Revenue distribution payable            411,111                           411,111
  Current portion of long-term debt       823,416        (430,641) (A)      331,246
                                                          (61,529) (E)
  Other current liabilities               172,274          17,313  (A)      189,587
                                      -----------      ----------        ----------
        Total Current Liabilities       2,129,408        (474,857)        1,654,551

LONG TERM DEBT                          3,527,706      (2,885,471) (A)      910,764
                                                          268,529  (E)
OTHER LONG TERM LIABILITIES               313,245                           313,245
                                      -----------      ----------        ----------
        TOTAL LIABILITIES               5,970,359      (3,091,799)        2,878,560

STOCKHOLDERS' EQUITY:
  Preferred stock                             860                               860
  Common stock                             52,084                            52,084
  Unamortized value of warrants issued    (68,244)                          (68,244)
  Additional paid-in capital            8,215,254                         8,215,254
  Deficit                              (3,845,728)       (744,411) (F)   (4,590,139)
                                      -----------      ----------        ----------
        TOTAL STOCKHOLDER'S EQUITY      4,354,226        (744,411)        3,609,815
                                      -----------      ----------        ----------

        TOTAL LIABILITIES AND
        STOCKHOLDER'S EQUITY          $10,324,585     ($3,836,210)       $6,488,375
                                      ===========     ===========        ==========

See notes to pro forma condensed consolidated financial statements.


                       FRONTIER NATURAL GAS CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 JUNE 30, 1996
                                  (UNAUDITED)


                                                     PRO FORMA        PRO FORMA
                                    HISTORICAL      ADJUSTMENTS     CONSOLIDATED
                                    ----------      -----------     ------------
REVENUES:
  Gas and oil revenues                $ 1,941,561       ($516,755) (C)   $1,424,806
  Gain on sale of assets                  270,571                           270,571
  Other revenues                          237,534                           237,534
                                      -----------     -----------        ----------
        Total revenue                   2,449,666       ($516,755)        1,932,911

COSTS AND EXPENSES:
  Lease operating expense                 321,401        (153,183) (C)      168,218
  Transportation and marketing            190,255                           190,255
  Production taxes                        139,418         (36,664) (C)      102,754
  Gas purchase under deferred contract     82,461                            82,461
  Depletion, depreciation and
     amortization                         810,845        (331,621) (C)      479,224
  Exploration costs                       218,671                           218,671
  Interest expense                        198,310        (129,850) (D)       68,460
  Deferred gas contract settlement        368,960                           368,960
  General and administrative costs      1,110,186                         1,110,186
                                      -----------      ----------        ----------
        Total costs and expense         3,440,507        (651,318)        2,789,189
                                      -----------      ----------        ----------
NET LOSS                                 (990,841)        134,563          (856,278)

CUMULATIVE PREFERRED STOCK DIVIDED         51,576                            51,576
                                      -----------      ----------        ----------

NET LOSS AVAILABLE TO COMMON
  SHAREHOLDER'S SHARES                ($1,042,417)     $  134,563         ($907,854)
                                      ===========      ==========        ==========

NET LOSS PER COMMON AND
  EQUIVALENT SHARE                         ($0.20)                           ($0.18)
                                      ===========                        ==========

NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES (IN THOUSANDS)          5,146                             5,146
                                      ===========                        ==========


See notes to pro forma condensed consolidated financial statements.


                       FRONTIER NATURAL GAS CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               DECEMBER 31, 1995
                                  (UNAUDITED)


                                                     PRO FORMA        PRO FORMA
                                    HISTORICAL      ADJUSTMENTS     CONSOLIDATED
                                    ----------      -----------     ------------
REVENUES:
  Gas and oil revenues                $ 2,673,497       ($988,053) (C)   $1,685,444
  Gain on sale of assets                1,323,104                         1,323,104
  Other revenues                          657,873                           657,873
                                      -----------     -----------        ----------
        Total revenue                   4,654,474        (988,053)        3,666,421

COSTS AND EXPENSES:
  Lease operating expense                 862,575        (338,054) (C)      524,521
  Production taxes                        214,664         (70,102) (C)      144,562
  Gas purchases under deferred contract   549,800                           549,800
  Depletion, depreciation and
     amortization                       1,182,998        (518,821) (C)      664,177
  Exploration costs                     1,105,214                         1,105,214
  Interest expense                         43,000                            43,000
  General and administrative costs      2,291,701                         2,291,701
                                      -----------      ----------        ----------
        Total costs and expenses        6,249,952        (926,977)        5,322,975
                                      -----------      ----------        ----------
NET LOSS                               (1,595,478)        (61,076)       (1,656,554)

CUMULATIVE PREFERRED STOCK DIVIDEND       395,381                           395,381

VALUE OF COMMON STOCK ISSUED FOR
  CUMULATIVE PREFERRED STOCK IN EXCESS
  OF ORIGINAL TERMS, NET OF
  RELIEVED PREFERRED STOCK DIVIDEND    2,183,471                          2,183,471
                                      ----------       ----------        ----------
NET LOSS AVAILABLE TO COMMON
  SHAREHOLDER'S SHARES                ($4,174,330)       ($61,076)       ($4,235,406)
                                      ===========      ==========        ===========

NET LOSS PER COMMON AND
  EQUIVALENT SHARE                         ($1.05)                            ($1.06)
                                      ===========                        ===========

NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES (IN THOUSANDS)          3,977                             3,977
                                      ===========                        ===========

See notes to pro forma condensed consolidated financial statements.

                        FRONTIER NATURAL GAS CORPORATION
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)



     (A)  Represents recording of the sale of producing properties.

     (B) Represents use of proceeds of the sale to reduce the outstanding loan balance.

     (C) Represents the effect on income and expense of the reduced production from the sale of producing properties.

     (D) Represents the effect on income of the reduced interest costs due to the reduction of debt.

     (E) Represents the impact of the reduction of debt costs and discount on note payable due to the early payment of the loan.

     (F) Represents the estimated net effect on retained earnings of the sale of producing properties and the use of proceeds to reduce the outstanding loan balance.

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FRONTIER NATURAL GAS CORPORATION


     Dated:    December 10, 1996



                                /s/  David W. Berry
                              -------------------------
                              David W. Berry, President




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